UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 7, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS

     On July 7, 2005, the Registrant issued the press release attached hereto as
Exhibit 99.1.

     On July 12, 2005, the Registrant issued the press release attached hereto as Exhibit 99.2.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release, dated July 7, 2005.
     99.2. Press release, dated July 12, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: July 12, 2005

EXHIBIT 99.1

NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                    Media Relations:  Bill Highlander, Ext. 1244
                                    Investor Relations:  Karen Bunton, Ext. 1121



     CCFC Announces Offer to Purchase for Cash a Portion of its Outstanding
       9 3/4% Second Priority Senior Secured Floating Rate Notes due 2011


     (SAN JOSE, Calif.) /PR Newswire - First Call/ July 7, 2005 - Calpine Corporation [NYSE: CPN] today announced that its wholly owned subsidiary, Calpine Construction Finance Company, L.P. ("CCFC"), commenced a tender offer (the "Offer") on July 6, 2005 for a portion of its outstanding 9 3/4% Second Priority Senior Secured Floating Rate Notes due 2011 (the "Notes"). The Offer is to purchase the Notes at par plus accrued interest to and including the Purchase Date. The "Purchase Date" is the date, not later than the third business day following the Expiration Date, on which CCFC accepts for purchase, pursuant to the terms and conditions of the Offer, Notes validly tendered (and not validly withdrawn) in the Offer. Notes accepted for purchase, if any, pursuant to the Offer will be paid for using the net proceeds from CCFC's previously announced potential sale of the Ontelaunee Energy Center. These net proceeds are currently anticipated to be approximately $225 million.

     Pursuant to the terms of the Indenture governing the Notes, CCFC is required to offer to purchase Notes with net proceeds of any asset sale after first offering to repay indebtedness outstanding under its Credit and Guarantee Agreement (the "Term Loans"). Currently, Term Loans in an aggregate principal amount of approximately $379.2 million are outstanding. Therefore, the amount of Notes that CCFC is offering to purchase under the Offer is the amount, if any, of net proceeds remaining after satisfaction of its obligation to offer to repay the Term Loans with the proceeds of the Ontelaunee divestiture. If holders of Term Loans in an aggregate principal amount that equals or exceeds the net proceeds from the Ontelaunee divestiture accept CCFC's offer to repay those loans, no Notes will be purchased under the Offer.

     The Offer is scheduled to expire at 12:00 midnight, New York City time, on August 3, 2005, unless extended or earlier terminated (the "Expiration Date"). Tendered Notes may be withdrawn at any time prior to 12:00 midnight, New York City Time, on the Expiration Date.

     The Offer is subject to customary conditions, including the consummation of the Ontelaunee divestiture and the availability of net proceeds from that divestiture to repurchase Notes pursuant to the Offer after repayment of Term Loans.

     This press release is not an offer to purchase or a solicitation of an offer to sell any securities, which is being made only pursuant to the Offer to Purchase, dated July 6, 2005. CCFC has retained Wilmington Trust Company as Depositary for the Tender Offer. The means to tender Notes may be obtained by requesting the Offer to Purchase, the Letter of Transmittal and other documents from Wilmington Trust at (302) 636-6470 or in writing at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. CCFC does not make any recommendation as to whether or not holders of Notes should tender their Notes pursuant to the Offer. Holders must make their own decision as to whether to tender their Notes, and if tendering, the principal amount of Notes to tender.

     Calpine Construction Finance Company, L.P. is an indirect wholly owned subsidiary of Calpine Corporation. CCFC currently owns and operates seven natural gas-fired combined cycle power plants located in six states with a total peak generating capacity of over 4,200 megawatts.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of CCFC and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. Such risks include, but are not limited to, those risks identified from time-to-time in CCFC's reports provided to holders of its Notes, including the risk factors identified therein. All information set forth in this news release is as of today's date, and CCFC undertakes no duty to update this information.

EXHIBIT 99.2.


NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Rick Barraza, Ext. 1125


     Calpine Announces Results of its Offer to Purchase for Cash Any and All
          Outstanding 9 5/8% First Priority Senior Secured Notes due 2014

     (SAN JOSE, Calif.) /PR Newswire - First Call/ July 12, 2005 - Calpine Corporation [NYSE: CPN] announced today that it has accepted for payment $138,895,000 aggregate principal amount of its outstanding 9 5/8% First Priority Senior Secured Notes due 2014 (the "Notes") under the terms of the tender offer (the "Offer") commenced June 9, 2005 to purchase for cash any and all of the outstanding Notes. Payment for the Notes accepted for purchase and return of all other Notes tendered and not accepted for purchase will be carried out promptly by the tender agent. With completion of the tender offer, the Company now has approximately $646,105,000 aggregate principal amount of Notes outstanding.

     The Company recently completed the disposition of its remaining U.S. gas assets (the "Gas Divestiture"). The consummation of the Gas Divestiture qualifies as an "Asset Sale" under the Indenture, dated as of September 30, 2004 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee, pursuant to which the Notes were issued. Accordingly, the Offer was made in compliance with the Indenture's requirements applicable to repurchases and repayment of the Notes using the proceeds of "Asset Sales" such as the Gas Divestiture.

     For questions and information about the tender offer, please contact the information agent, MacKenzie Partners, Inc., toll free at (877) 278-6310.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states, three Canadian provinces and in the United Kingdom. Its customized products and services include wholesale and retail electricity, natural gas, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and operations services. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. Such risks include, but are not limited to, those risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which can be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.